UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 22, 2016 (September 21, 2016)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475 Houston, TX 77079 (Address of principal executive offices, including zip code)

voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement

On September 21, 2016, Hyperdynamics Corporation (“Hyperdynamics,” the “Company,” “we” or “us”), through its wholly-owned subsidiary, SCS Corporation (“SCS”) received an implementing Presidential Decree from the Republic of Guinea authorizing a Second Amendment (the “Second Amendment”) to the Hydrocarbon Production Sharing Contract, dated September 22, 2006, between SCS and the Republic of Guinea, as amended on March 25, 2010 (the “Production Sharing Contract”).  The Second Amendment was signed by Mr. Diakaria Koulibaly, General Director of the National Petroleum Office of the Republic of Guinea; Ms. Malado Kaba, the Minister of Economy and Finance of the Republic of Guinea; and Ray Leonard, President and Chief Executive Officer of Hyperdynamics and SCS on September 15, 2016, subject to the authorizing Presidential Decree.  The Second Amendment was entered into in accordance with the August 2016 Memorandum of Understanding (“MOU”) between Hyperdynamics and the Republic of Guinea.

A copy of the Production Sharing Contract was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2006.  A copy of the MOU was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on August 17, 2016.

The Second Amendment extends the term of the Production Sharing Contract to September 22, 2017 and clarifies that the Company is the 100% interest holder and Operator of the Production Sharing Contract. SCS will retain an area equivalent to approximately 5000 square kilometers in the Guinea offshore and during the one year extension period is obligated to drill one (1) exploratory well with a projected commencement date of April 2017, with additional wells optional. The Company agreed to provide a parent company guarantee for the well obligation, monthly progress reports, and a reconciliation of budget to actual expenditures to the National Petroleum Office (“NPO”). Failure to provide these reports and assurances on a timely basis may result in a notice of termination with a 30 day period to cure. SCS further agreed that no later than January 21, 2017 it will provide a mutually acceptable security for $5,000,000 on terms customary in international petroleum operations, provided that this security is to be released at the time the drilling rig for the exploratory well is on location offshore Guinea, and no later than April 12, 2017, it will deliver a mutually acceptable security for the difference between $46,000,000 and the amount spent to date on the exploratory well.  For the purposes of calculating this clause, however, only expenses for services and goods provided in Guinea are to be taken into account until the drilling rig to be used in the drilling of the exploratory well is located in the territorial waters of the Republic of Guinea. If Hyperdynamics does not provide either security by the specified dates, the Government of Guinea may terminate the Production Sharing Contract immediately and without prior notice to remedy such deficiency. The Second Amendment further provides that by January 31, 2017 the Company will move into the territory of Guinea the long lead items it received in its settlement with Tullow and Dana that are currently in Takoradi, Ghana for the drilling of the exploration well and if the exploratory the well is not drilled within the one (1) year extension period, Hyperdynamics will owe the Government of Guinea the difference between the actual expenditures in Guinea related to the well and $46,000,000. A training budget will be allocated and administered during the extension period for the benefit of the NPO of $250,000 in addition to any unused portion of the training program under Article 10.3 of the PSC, estimated to be approximately $500,000 and the cost recovery pool to date is limited to Hyperdynamics’ share of expenditures in the PSC since 2009, estimated to be approximately $150,000,000.

Annex A to the Second Amendment identifies the contract area as referenced in the Second Amendment.  Annex B of the Second Amendment outlines the estimated timeline and budgeted expenditures for the exploration well.  The Company has been informed by officials of the Government of Guinea that it is in the process of obtaining the initials of the Minister of Economy and Finance to Annex B.

The foregoing disclosure concerning the Second Amendment is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01                                            Regulation FD Disclosure.

On September 21, 2016, Hyperdynamics Corporation issued a press release entitled, “Hyperdynamics Receives Presidential Decree Implementing the Second Amendment to the Production Sharing Contract”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01                                            Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.1	Amendment No. 1 to the Hydrocarbon Production Sharing Contract (English translation)

Exhibit 10.2	Amendment No. 1 to the Hydrocarbon Production Sharing Contract (Original French version)

Exhibit 10.3	Presidential Decree (English Translation)

Exhibit 10.4	Presidential Decree (Original French version)

Exhibit 99.1	Press Release dated September 22, 2016 entitled “Hyperdynamics Receives Presidential Decree Implementing the Second Amendment to the Production Sharing Contract”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	September 22, 2016	By:	/s/ RAY LEONARD
		Name:	Ray Leonard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment No. 1 to the Hydrocarbon Production Sharing Contract (English translation)

Exhibit 10.2	Amendment No. 1 to the Hydrocarbon Production Sharing Contract (Original French version)

Exhibit 10.3	Presidential Decree (English Translation)

Exhibit 10.4	Presidential Decree (Original French version)

Exhibit 99.1	Press Release dated September 21, 2016 entitled “Hyperdynamics Receives Presidential Decree Implementing the Second Amendment to the Production Sharing Contract”